Exhibit 10.28

ADDENDUM TO THE RELATIONSHIP AGREEMENT

between

NET 1 UEPS TECHNOLOGIES, INC

and

NET1 APPLIED TECHNOLOGIES SOUTH AFRICA (PROPRIETARY) LIMITED

and

BUSINESS VENTURE INVESTMENTS NO 1567 (PROPRIETARY) LIMITED (RF)

and

MOSOMO INVESTMENT HOLDINGS (PROPRIETARY) LIMITED

1 PARTIES

1.1	The Parties to this addendum are –

1.1.1	Net 1 UEPS Technologies, Inc., a Florida corporation;

1.1.2	Net 1applied Technologies South Africa (Proprietary) Limited

1.1.3	Business Venture Investments No 1567 (Proprietary) Limited (RF);

1.1.4	Mosomo Investment Holdings (Proprietary) Limited; and

1.2	The Parties agree as set out below.

2 INTERPRETATION

In this addendum -

2.1	words and expressions defined in the Agreement, shall, unless otherwise indicated by the context, bear the same meaning in the Addendum;

2.2	"Agreement" means the relationship agreement entered into between the Parties on or about 9 December 2013; and

2.3	"Parties" means the parties to this addendum.

3 VARIATION OF AGREEMENT

The Agreement is hereby amended as follows:

3.1	By substituting the date “31st day of January 2014”, in clause 4.1, with “15th day of March 2014”.

4 SAVINGS CLAUSE

4.1

Save to the extent specifically modified in this Addendum, or unless otherwise agreed in writing between the Parties, all the terms and conditions of the Agreements shall mutatis mutandis continue to apply.

5 COSTS

Each Party will bear and pay its own legal costs and expenses of and incidental to the negotiation, drafting, preparation and implementation of this Addendum.

6 SIGNATURE

Signed on behalf of the Parties, each signatory hereto warranting that he/she has due authority to do so.

SIGNED at ROSEBANK on JANUARY 31, 2014

For and on behalf of
NET 1 UEPS TECHNOLOGIES, INC.

/s/ Serge Belamant
Signature

Serge C.P. Belamant
Name of Signatory

Chief Executive Officer
Designation of Signatory

SIGNED at ROSEBANK on JANUARY 31, 2014

For and on behalf of
NET1 APPLIED TECHNOLOGIES SOUTH AFRICA (PROPRIETARY) LIMITED

/s/ Serge Belamant
Signature

Serge C.P. Belamant
Name of Signatory

Director
Designation of Signatory

SIGNED at ROSEBANK on JANUARY 30, 2014

For and on behalf of
BUSINESS VENTURE INVESTMENTS NO 1567 (PROPRIETARY) LIMITED (RF)

/s/ Brian Mosehla
Signature

Khomotso Brian Mosehla
Name of Signatory

Director
Designation of Signatory

SIGNED at ROSEBANK on JANUARY 30, 2014

For and on behalf of
MOSOMO INVESTMENT HOLDINGS (PROPRIETARY) LIMITED

/s/ Brian Mosehla
Signature

Khomotso Brian Mosehla
Name of Signatory

Director
Designation of Signatory